UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

Bespoke Extracts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 E.33rd Ave Suite O

Aurora, CO 80010

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (720-949-1143)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2024, Bespoke Extracts, Inc. (the “Company”) and several non-affiliated accredited investors (each a “Purchaser”, collectively “Purchasers”) entered into and closed securities purchase agreements (the “Purchase Agreement”), pursuant to which the Company issued and sold to each Purchaser a 15% senior secured promissory note (the “Notes”) and the accompanying warrants (the “Warrants”), including a warrant (the “December 2024 Warrant”). The Notes are senior in terms of priority on liquidation to all other existing debt obligations of the Company. The Notes have a maturity date of June 30, 2026.  The Company sold an aggregate amount of $310,000 in Notes and issued an aggregate of 930,00 December 2024 Warrants.  Each December 2024 Warrant is exercisable at a price of $0.062 per share for a period of two years.

The Company took in $175,000 of new funds and certain existing holders of approximately $135,000 of Company’s outstanding indebtedness rolled over their obligations into the Notes and Warrants.  The proceeds will be utilized for working capital including potential acquisitions.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Form of Promissory Note and the Form of December 2024 Warrant, which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Form of Note and the Form of Warrant, which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

Item 2.03 Creation of a Direct Financial Obligation.

The information under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of Purchase Agreement
10.2	Form of Note
10.3	Form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Extracts, Inc.

Date: December 26, 2024	By:	/s/ Michael Feinsod
Michael Feinsod Chief Executive Officer

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